UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                         BEST ENERGY SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                        ___________
                     __/           \__
                   _/   _   _  _ ___  \_
                  /    |_) |_ |_  |     \
                 /     |_) |_  _| |      \  ENERGY SERVICES, INC.

Dear  Fellow  Shareholder:

     You are cordially invited to attend the Best Energy Services, Inc. Annual Meeting of Shareholders on Monday, August 30, 2010 at 10:00 a.m. CST. The meeting will be held at the Company's offices at 5433 Westheimer Road, Suite 825, Houston, Texas 77056, phone (713) 933-2600.

     The matters to be acted upon are described in the accompanying notice of Annual Meeting and proxy statement. At the meeting, we will also report on the status of our company's operations and growth of our potential for profitability. I look forward to discussing our exciting business opportunities and responding to any questions you may have.

     This year we are pleased to again apply the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to stockholders primarily over the Internet. We believe this method should expedite receipt of your proxy materials, lower costs of our Annual Meeting and help conserve natural resources. We encourage you to vote via the Internet by following the links to the Proxy Statement and Annual Report, which are both available at www.proxyvote.com.

     YOUR  VOTE  IS  VERY  IMPORTANT.  I  URGE  YOU  TO  VOTE FOR ALL PROPOSALS.

Please  review  your  proxy  materials  carefully  and  vote  today.

     On behalf of the Board of Directors, I express our appreciation for your continued support toward the profitable growth of Best Energy. We look forward to seeing you at the Annual Meeting.

                                        Very  truly  yours,



                                        Mark G. Harrington
                                        Chairman and Chief Executive Officer


Houston,  Texas
July  21,  2010

                           BEST ENERGY SERVICES, INC.
                        5433 WESTHEIMER ROAD, SUITE 825
                              HOUSTON, TEXAS 77056


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Best Energy Services, Inc. will be held at the Company's offices, 5433 Westheimer Road, Suite 825, Houston, Texas 77056, on Monday, July 26, 2010, at 11:00 a.m. central time. The purposes of the meeting are:

     1. To elect four Directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the Company's Articles of Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 90,000,000 to 250,000,000;

     3. To ratify the selection of M&K, CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and

     4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Our board of directors recommends a vote FOR Items 1, 2 and 3. Only shareholders of record at the close of business on July 10, 2010, will be entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. We need your vote.

     WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. PLEASE REFER TO THE SPECIFIC VOTING INSTRUCTIONS.

                                   By Order of the Board of Directors,



                                   MARK  G.  HARRINGTON
                                   Chairman  and  CEO

Houston,  Texas
July 21, 2010

                                                     ____
                                                    /Best\ Energy Services, Inc.

INTERNET  AVAILABILITY  OF  PROXY  MATERIALS

     We are furnishing proxy materials to our shareholders primarily via the Internet under rules adopted by the U.S. Securities and Exchange Commission
(SEC), instead of mailing printed copies of those materials to each shareholder. Our shareholders are receiving a Notice of Internet Availability of Proxy
Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote via the Internet or telephone.

     This process is designed to expedite shareholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. If you would prefer to continue to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

HOW  TO  VOTE

     If your shares are held by a broker, bank or other stockholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise, typically referred to as being held in "street name", you may receive a separate voting instruction form, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or telephone. We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

     If you are a stockholder with shares registered in your name, you may vote by either of the following methods:

     - VOTE VIA THE INTERNET, by going to the web address www.proxyvote.com and following the instructions for internet voting.

     - VOTE BY TELEPHONE, by dialing 1-800-690-6903 and following the instructions for telephone voting.

     PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER STOCKHOLDER OF RECORD AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                           BEST ENERGY SERVICES, INC.
                              ___________________

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                              ___________________

     The Board of Directors is furnishing shareholders this proxy statement to solicit proxies to be voted at the Annual Meeting of Shareholders of Best Energy Services, Inc. (the "Company" or "Best Energy"), a Nevada corporation. The meeting will be held on Monday, July 26, 2010, at 11:00 a.m. central time at the Company's offices, 5433 Westheimer Road, Suite 825, Houston, Texas 77056.

VOTING  RIGHTS  AND  SOLICITATION  OF  PROXIES

     Record Date. The record date for the Annual Meeting is the close of business on June 10, 2010. Only shareholders of record on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     Quorum. The Company's bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

     Voting Your Proxy. Exercise your vote in accordance with the method of your choice, via the Internet or by telephone. The proxy will be voted as you direct. In the event no directions are specified, your shares will be voted (1) FOR the election of the nominees named below as directors; (2) FOR approval of the increase in the Company's authorized capital stock; (3) FOR the ratification of the selection of M&K, CPAs; PLLC and at the discretion of the designated proxy holders as to other matters that may properly come before the Annual Meeting.

     IF YOU ARE A SHAREHOLDER OF RECORD, holding a stock certificate registered in your name on the books of our transfer agent, American Stock Transfer & Trust Company, as of the close of business on June 10, 2010, and attend the meeting, you may vote in person at the meeting on proxies available at the meeting for that purpose, or revoke a previously submitted proxy and complete a new proxy.

     IF YOUR SHARES ARE HELD IN A STOCK BROKERAGE ACCOUNT WITH YOU AS A BENEFICIAL OWNER, we strongly encourage you to exercise your right to vote as a shareholder. In order to do so,

     - you must return your voting instructions to your broker or nominee, the holder of record, OR
     - you must vote your shares through your broker or nominee via the internet or by phone, OR
     - if you wish to vote in person at the meeting, you must obtain from the record holder and bring to the meeting a proxy SIGNED BY THE RECORD HOLDER identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the meeting. (You may NOT use the voting instruction form provided by your broker or nominee to vote in person at the meeting.)

     Revoking Your Proxy. You may revoke your proxy at any time before the voting closes by notifying us; no formal procedure is required. Votes are tabulated by an independent agent, and reported at the Annual Meeting.

     We intend to make available to our shareholders this proxy statement, including the Notice of Annual Meeting of Shareholders, on or about June 10, 2010.

     Holders of common stock at the close of business on the record date of June 10, 2010, are entitled to vote at the meeting. On such date there were 34,075,209 shares outstanding. Holders of the Company's preferred stock are not entitled to vote at the meeting.

     If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the meeting, but will not be voted in determining approval of any matter submitted to shareholders for a vote. For any vote to amend the Company's Articles of Incorporation, an abstention will have the same effect as a negative vote on a matter submitted to shareholders for a vote. If a broker indicates that it does not have discretionary authority to vote on a particular matter, broker non-votes, those shares will be counted as shares present in determining the presence of a quorum for the meeting but will not be considered present or entitled to vote with respect to that particular matter.

                           1.  ELECTION OF DIRECTORS

     At the Annual Meeting, shareholders will elect a Board of four directors by a plurality of the votes cast. Our Board of Directors proposes the four nominees named below. We recommend voting FOR the three named nominees for the Company to continue the successful push towards profitability of our services technology.

     All nominees named below served as directors since their initial election. There are no family relationships among our executive officers and directors.

     If any nominee is unable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board. Each director will serve until the next Annual Meeting of Shareholders, or until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We believe that all nominees will be available for election as a director for the prescribed term.

     The following table sets forth information regarding each nominee for director according to the information furnished to us by each such nominee:

                                                   DIRECTOR OF
NAME                AGE  POSITIONS CURRENTLY HELD  BEST SINCE
------------------  ---  ------------------------  -------------
                         Director, Chairman and
Mark G. Harrington   57  Chief Executive Officer   February 2008

James S. Byrd, Jr.   49  Director, Vice Chairman   March 2008

Joel Gold            67  Director                  February 2008

David Voyticky       40  Director                  February 2010

     MARK G. HARRINGTON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER - Mr. Harrington served as one of the original Directors of Best Energy. In October
2008, Mr. Harrington was named Chairman of the Board and was subsequently appointed as Chief Executive Officer of the Company in December 2008, pursuant to a Board mandated management swap.

     Mr. Harrington has built a successful 30-year career focused on the energy business; authored more than 20 publications; and has been featured on CNBC, Canada AM, Dow Jones News and Bloomberg. He has served as Chairman, President, CEO and COO of eight separate public and private energy companies and private equity groups.

     After  earning  a  BBA and MBA in Finance from the University of Texas, Mr.
Harrington began his career in 1977 as an energy analyst at the U.S. Trust Company and in 1978 joined Carl H. Pforzheimer & Co. in the same capacity. In 1980, he became a partner in the firm and, in 1982, was named President and COO of Chipco Energy, Pforzheimer's in-house investment arm. In 1986, he formed Harrington and Company, where he created the Energy Vulture Funds to pursue distressed opportunities in energy and to incubate emerging energy companies. EVF-incubated companies included Calgary-based HCO Canada, Ltd., where Mr. Harrington also served as a Founder, Chairman and CEO; and Houston-based HarCor Energy, Inc., a then NASDAQ NMS-listed company that he led as Chairman and CEO until its sale in late 1997. In 2003, he assumed the role of President and COO of AMEX-listed Dune Energy, Inc. to oversee the Company's successful market launch, and then served as President and CEO of Quinduno Energy, Inc. beginning in 2004 through its sale to Petrosearch Energy Corporation. Mr. Harrington also serves on the Board of Rock Energy Resources, Inc., a publicly-listed domestic oil and gas exploration and production company.

     JIM BYRD, JR., VICE CHAIRMAN OF THE BOARD - Mr. Byrd has served as an independent member of Best Energy's Board of Directors since March 2008. In October 2008, he was named Vice Chairman of the Board at which time he assumed a much more active role in aiding senior management with the execution of key business growth strategies and with the enhancement of the Company's corporate governance and shareholder communications practices.

     A successful attorney and entrepreneur, Mr. Byrd has spent his career focused on building businesses in a number of industries, ranging from start-ups to mature companies, both publicly traded and privately held. From 1987 through 1993, he was the founding and managing partner of Schoene, Byrd, Piercefield and Heinkel, an Orlando, Florida-based, full service commercial law firm specializing in corporate and securities, real estate and general business law. In 1993, Jim founded and served as CEO of Sobik's Subs, Inc., a 32-unit franchise chain of sandwich shops that he took public through reverse merger and grew to 80 units within 30 months. In 1996, he served as CEO of Fortune Financial Systems, Inc. a company he founded, and subsequently took public, and grew annual sales from $50,000 to nearly $100 million in just one year.

     In 1998, Mr. Byrd formed Vanguard Capital, LLC, a private equity firm that he continues to manage today. Mr. Byrd has been an active consultant to and investor in emerging public companies during the past 10 years and has acted as a board member, consultant and CEO to several public companies during that time.

     Mr. Byrd attended Florida State University where he earned a B.S. degree in Communications and subsequently earned a JD with High Honors from the FSU College of Law. He has been a member in good standing of the Florida Bar since 1986.

     JOEL  GOLD,  DIRECTOR  -  A  founding  member  of  Best  Energy's  Board of
Directors, Mr. Gold currently serves as Director of Investment Banking at Buckman, Buckman and Reid, an investment banking firm headquartered in Shrewsbury, Jew Jersey. From October 2002 until June 2010, Mr. Gold served as Director of investment banking for Andrew Garrett, a New York based investment banking firm. From January 1999 until December 1999, he was Executive Vice President of Solid Capital Markets, an investment banking firm also located in New York City. From September 1997 to January 1999, he was a Senior Managing Director of Interbank Capital Group, LLC. From April 1996 to September 1997, Joel was Executive Vice President of LT Lawrence & Co., and from March 1995 to April 1996, he served as Managing Director of Fechtor Detwiler & Co., Inc. He was also a Managing Director of Furman Selz Incorporated from January 1992 until March 1995, as well as a Managing Director of Bear Stearns from April 1990 until January 1992. Prior to joining Bear Stearns, Mr. Gold spent 20 years with Drexel Burnham Lambert, Inc.

     Mr. Gold also provides Board guidance and direction as a director and Audit and Compensation Committee member of Emerging Vision, a retail eye care company; and Food Innovations, a specialty food company. Mr. Gold earned a BS degree in Accounting from Brooklyn College, an MBA from Columbia Graduate School of Business and a Juris Doctorate from NYU Law School. He is the President and Founder of Just One Life, a charitable organization that assists women with difficult childbirth conditions.

     DAVID VOYTICKY, DIRECTOR - Mr. Voyticky, 40, has over 15 years of domestic and international M&A, restructuring and financing experience. He served as a vice president with Goldman, Sachs & Co. from June 2000 to May 2002, and Houlihan Lokey Howard & Zukin Capital, Inc. in Los Angeles from July 2002 to January 2005, and as an associate with J.P. Morgan in London and New York from June 1996 to May 2000. During that period, he advised public and private domestic and multinational corporations and financial sponsors on mergers, acquisitions, divestitures, joint ventures, cross-border transactions, anti-raid (defense) preparation and capital-raising activities. Mr. Voyticky designed and was a founding partner of Red Mountain Capital Partners. Mr. Voyticky also was a partner in the $300 million re-launch of Chapman Capital L.L.C., an activist hedge fund focused on the publicly traded middle market companies. Mr. Voyticky is currently serving as an independent consultant to companies in the middle market on value maximization strategies. As part of this focus, Mr. Voyticky provides strategic and capital markets advice to high growth businesses. He currently is a member of the board of directors for Best Energy Services (BEYS.OB). Mr. Voyticky received a J.D. and a M.B.A degree from the University of Michigan and a Masters in International Policy and Economics from the Ford School at the University of Michigan. He also received a Bachelor of Arts in Philosophy from Pomona College. Mr. Voyticky will serve as the chairman of the Compensation Committee, a member of the Audit committee, and as a member of the Nominating Committee of the Board of Directors.

COMMITTEES

     The entire board of directors is currently acting as the audit, compensation and nominating committee.

VOTE  REQUIRED

     The affirmative vote of a plurality of the shares our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the election of each of the individuals named above.

                              CORPORATE GOVERNANCE

BOARD  MEETINGS

     During the fiscal year ended December 31, 2009, the board of directors met five times. In 2009, all current directors attended at least 75% of all meetings of the board of directors after becoming a member of the board. We, and the board, expect all directors to attend the next Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

SHAREHOLDER  COMMUNICATIONS  TO  THE  BOARD

     Shareholders may send communications in writing to the Board and/or to individual directors, at our corporate address in care of our Secretary. Written communications addressed to the Board are reviewed by the Chairman of the Board for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

CODE  OF  BUSINESS  CONDUCT  AND  ETHICS

     In May 2008, the Board of Directors unanimously approved Best Energy's Code of Business Conduct and Ethics. This Code is a statement of our high standards for ethical behavior, legal compliance and financial disclosure, and is applicable to all directors, officers, and employees. A copy of the Code of Ethics can be found in its entirety at
investor.beysinc.com/phoenix.zhtml?c=214535&p=irol-irhome.    Additionally,
should there be any changes to, or waivers from, our Code of Business Conduct and Ethics, those changes or waivers will be posted immediately on our web site at the address noted above.

BENEFICIAL  OWNERSHIP  OF  SHARES

     The following information indicates the beneficial ownership of our Common Stock by each director nominee, and by each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock. The indicated owners, with sole voting and investment power, furnished such information to us as of July 1, 2010, except as otherwise indicated in the footnotes

NAMES OF BENEFICIAL OWNERS         AMOUNT
(AND ADDRESS, IF OWNERSHIP         BENEFICIALLY                    PERCENT
IS MORE THAN 5%)                   OWNED         (1)  TYPE              (%)
---------------------------------  ------------       -----------  --------
Director nominees
---------------------------------
Mark G. Harrington                    2,175,000  (2)  Common            5.9
James S. Byrd, Jr.                      658,333  (3)  Common            1.9
Joel Gold                               458,333  (4)  Common            1.3
David Voyticky                          333,333  (5)  Common            1.0
                                   ------------

All director nominees as a group      3,624,999       Common            9.6
                                   ------------                    --------

Five percent beneficial owner
---------------------------------
Morris Gad
592 Fifth Avenue
New York, NY 10036                   3,808, 390       Common           10.1
                                        279,000  (6)  Preferred A      17.3

(1) Designated person or group has sole voting and investment power. Percentages are based on 34,075,209 shares issued and outstanding as of the date hereof, plus any beneficially owned shares that can be acquired by the shareholder within 60 days.
(2) Includes 0 shares held directly and 2,175,000 shares issuable upon the exercise of presently exercisable stock options. Mr. Harrington also has 2,000,000 options that have not vested.
(3) Includes 0 shares held directly and 658,333 shares issuable upon the exercise of presently exercisable stock options. Mr. Byrd also has 666,667 options that have not vested.
(4) Includes 0 shares held directly and 458,333 shares issuable upon the exercise of presently exercisable stock options. Mr. Gold also has 666,667 options that have not vested.
(5) Includes 0 shares held directly and 333,333 shares issuable upon the exercise of presently exercisable stock options. Mr. Voyticky also has 666,667 options that have not vested.
(6) Includes 2,437,500 shares of common stock, 308,356 shares of Series A Convertible Preferred Stock which are convertible into 770,890 shares of common stock, and options to purchase 600,000 shares.

     Common stock equivalents, including those that have not vested, exceed available shares by 1,013,477 shares. The directors have agreed to not exercise their options to the extent that they would cause the number of available shares to be exceeded.

     The following information indicates the beneficial ownership of our Series A Preferred Stock by each person known to us to be the beneficial owner of more than 5% of our outstanding Series A Preferred Stock. None of our director nominees or officers or directors owns any shares of Series A Preferred Stock.

                                                   AMOUNT
                                               BENEFICIALLY       PERCENT
NAMES OF BENEFICIAL OWNERS OF PREFERRED STOCK      OWNED     (1)    (%)
---------------------------------------------  ------------       --------
Morris Gad                                          308,356  (2)     18.8%
Bristol Investment Fund, Ltd.                        99,914  (3)      6.1%
Paul Kessler                                         99,914  (3)      6.1%
Enable Growth Partners LP                            99,738  (4)      6.1%
Mitch Levine
                                                     99,738  (4)      6.1%

(1)  Designated  person  or  group  has  sole  voting  and  investment  power.
(2)  Mr. Gad's  business  address  is  592  Fifth  Avenue,  New  York, NY 10036.
(3) Paul Kessler in his capacity as the Manager of Bristol Capital Advisors, LLC, investment advisor to Bristol Investment Fund, Ltd., has voting and investment control over the shares held by Bristol Investment Fund, Ltd. Mr. Kessler disclaims beneficial ownership of all of such shares. The mailing address of Bristol Investment Fund, Ltd. is c/o Bristol Capital Advisors, LLC, 10990 Wilshire Boulevard, Suite 1410, Los Angeles, CA 90024,
     Attn:  Amy  Wang,  Esq.
(4) Mitch Levine, in his capacity as the Managing Partner of Enable Growth Partners, L.P has voting and investment control over the shares held by Enable Growth Partners, L.P. Mr. Levine disclaims beneficial ownership of all of such shares. The address of Enable Growth Partners, L.P. is: One Ferry Building, Suite 255, San Francisco, CA 94111.

                             DIRECTOR COMPENSATION

     On  March  5, 2008, the Board of Directors awarded options to the following
Directors: Mark Harrington and Joel Gold, as well as two former directors. They each were awarded options to purchase a total of 75,000 shares of our common stock, 25,000 at an exercise price of $0.16 per share and 50,000 at an exercise price of $0.50 per share. The $0.16 options vested immediately and the $0.50 options vest on March 5, 2009. On March 5, 2008, the Board of Directors also established a schedule of fees to be paid as follows:

Annual Retainer         $            10,000
Meeting Fees            $ 1,000 (in person)
                        $  500 (telephonic)
Committee Meeting Fees  $ 2,000 (in person)
                        $1,000 (telephonic)

The  same  schedule  of  directors  fees  exist  for  2009.

     The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered during fiscal year 2008 to the non-employee Board of Director members:

                    FEES EARNED    OPTION       OTHER EQUITY
NAME                IN CASH(3)     AWARDS (1)   COMPENSATION(2)  TOTAL
------------------  -------------  -----------  ---------------  -------
James S. Byrd, Jr.  $      68,500  $    12,158                -  $80,668
Joel Gold                  14,000       12,158                -   26,158

1) In the interests of conserving cash, the board has elected to postpone payment of certain board fees. The amounts shown exclude those fees.
2) Mr. Byrd received $12,500 for board fees and $56,000 fee for consulting work and serving as vice chairman of the board.

     The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered during fiscal year 2009 to the non-employee Board of Director members:

                        FEES EARNED
                        OR PAID IN     OPTION       OTHER EQUITY
NAME                    CASH(3)        AWARDS (1)   COMPENSATION(2)  TOTAL
----------------------  -------------  -----------  ---------------  -------
James S. Byrd, Jr. (4)  $      59,000  $     4,486                -  $63,486
Joel Gold                      10,500        4,486                -   14,986

1) In the interests of conserving cash, the board has elected to postpone payment of certain board fees. The amounts shown exclude those fees.
2) Mr. Byrd received $11,000 for board fees and $48,000 fee for consulting work and serving as vice chairman of the board. He agreed to forgo his consulting fees after June, and was paid 240,000 shares of common stock, valued at $25,200 on April 7, 2010, for his work from July 2009 to March 2010.
3) Mr. Byrd received $11,000 for board fees and $48,000 fee for consulting work and serving as vice chairman of the board. He was also paid an $8,000 fee that was due from the prior year.

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and officers, and persons who own more than five percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NYSE Amex. SEC regulations require reporting persons to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports received or written representations from certain reporting persons, we believe each of our directors, executive officers, and beneficial owners of at least 5% of any class of outstanding equity failed to timely file Form 3s and Form 4s to satisfy applicable reporting requirements.
..
CERTAIN  RELATIONSHIPS,  RELATED  TRANSACTIONS,  DIRECTOR  INDEPENDENCE

     With the exception of the persons and transactions disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

     Mr. Joel Gold, one of our directors, is Director of Investment Banking of Andrew Garrett, which acted as our placement agent in the private placement completed in March 2008.

                               EXECUTIVE OFFICERS

     The  current  officers  of  the  Company  are  as  follows:

NAME                AGE  POSITION WITH BEST ENERGY
------------------  ---  ---------------------------------------------------

Mark G. Harrington   57  Chairman of the Board of Directors, Chief Executive
                           Officer
Eugene Allen         50  President and Chief Operating Officer
Dennis Irwin         40  Chief Financial Officer

                                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The  following  table  sets  forth  the  total  compensation  paid  to, or accrued by, the Company's highest paid executive officers during the fiscal years ended December 31, 2009 and December 31, 2008.  No restricted stock awards, long-term  incentive  plan  payout or other types of compensation, other than the compensation identified in the chart below  and  its  accompanying  notes,  were  paid  to  these  executive  officers  during  that  fiscal  year.

NAMED                      ANNUAL         ANNUAL         OTHER         COMPENSATION   LONG TERM
EXECUTIVE                  COMPENSATION   COMPENSATION   ANNUAL        RESTRICTED     COMPENSATION  LTIP
OFFICER              YEAR  SALARY ($)     BONUS ($)      COMPENSATION  STOCK (#)      OPTIONS       PAYOUTS  ALL OTHER
-------------------  ----  -------------  -------------  ------------  -------------  ------------  -------  ---------
Mark Harrington,
  CEO1               2009        183,000         40,000             0              0        22,431        0          0
                     2008        114,356              0             0              0       144,751        0          0
Eugene Allen,
  COO                2009         90.668              0             0              0        13,459        0          0
                     2008        112,068              0             0              0             0        0          0
Larry W. Hargrave,2  2009         92,054              0             0              0        61,881        0     72,000
  Former CEO
  and President      2008        145,106              0             0              0       100,010        0      6,000
Tony Bruce,3         2009        138,300              0             0              0       349,686        0      3,500
  Former COO
  and President      2008        139,554              0             0              0        61,881        0

(1)     Mr. Harrington's salary includes his fee for serving on the board of directors.  It does not include any compensation for the $500 per month for his automobile allowance, which Mr. Harrington has forgone in the interest of conserving cash for the Company.
(2)     Mr. Hargrave's salary includes his fee for serving on the board of directors. His rental income is based on accruals, not on amounts actually paid.
(3)     Mr. Bruce's salary includes his fee for serving on the board of directors. His rental income is based on accruals, not on amounts actually paid.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

     The following table sets forth information regarding the outstanding options held by our named officers as  of  December  31,  2009.

                                               NUMBER OF
                      NUMBER OF                SECURITIES      EQUITY INCENTIVE
                      SECURITIES               UNDERLYING      PLAN AWARDS:
                      UNDERLYING               UNEXERCISED     NUMBER OF SECURITIES    OPTION     OPTION
                      UNEXERCISED              OPTIONS (#)     UNDERLYING UNEXERCISED  EXERCISE   EXPIRATION
NAME                  OPTIONS (#) EXERCISABLE  UNEXERCISABLE   UNEARNED OPTIONS        PRICE ($)  DATE
--------------------  -----------------------  --------------  ----------------------  ---------  ----------
Mark Harrington, CEO                   25,000               -                       -        .16        2013
                                       50,000               -                       -        .50        2013
                                      800,000               -                       -        .25        2013
                                      250,000               -                       -        .25        2014
                                    1,000,000       2,000,000                       -        .10        2015

PLAN  BASED  AWARDS

During the years ended December 31, 2008 and 2009, we made grants of restricted stock, stock options and warrants to our current executive officers as follows:

                                              All Other
                                              Option Awards:  Exercise or
                             All Other Stock  Number of       Base Price
                             Awards: Number   Securities      of Option
                 Grant       of Shares of     Underlying      Awards
Name             Date        Stock or Units   Options         ($/Sh)
---------------  ----------  ---------------  --------------  ------------
Mark Harrington    3/5/2008                -          25,000          0.16
                   3/5/2008                -          50,000          0.50
                 12/19/2008                -         800,000          0.25
                             ---------------  --------------  ------------
                                           -         875,000          0.26
                             ===============  ==============  ============

                  5/18/2009                -         250,000          0.25
                             ---------------  --------------  ------------
                                           -         250,000          0.25
                             ===============  ==============  ============

OPTION EXERCISES DURING FISCAL YEAR 2009

     There  were  no  options  exercised  during  fiscal  year  2009.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

     On April 1, 2010, the Company entered into an employment agreement with its chief executive officer, Mark Harrington (the "Harrington Employment Agreement"). The Harrington Employment Agreement provides that Mr. Harrington will serve as the Company's chairman of the board, president and chief executive officer for a period of three years. Mr. Harrington will receive an annual base salary of $230,000 and other employee benefits available generally to all employees or specifically to executives of the Company. Mr. Harrington is also entitled to receive a $500 per month automobile allowance. Under the terms of the Harrington Employment Agreement, Mr. Harrington's employment may be terminated at any time for cause or change of Control of the company through ownership votes. Under the terms of the Harrington Employment Agreement, if Mr. Harrington's employment terminates other than for cause, disability or death, he is entitled to continued payment of his then base salary for one year in one lump sum commencing on the date of severance with reimbursement of reimbursable accrued expenses and any employee accrued amounts.

     On April 1, 2010, the Company also entered into an employment agreement with its chief operating officer, Eugene Allen, and its chief financial officer, Dennis Irwin (the "Other Employment Agreements"). The Other Employment
Agreements provide that Messrs. Allen and Irwin will serve as the chief operating officer and chief financial officer. They will receive an annual base salary of $126,000 and certain other employee benefits available generally to all employees or specifically to executives of the Company. They are also entitled to receive $500 per month automobile allowance. Under the terms of the Other Employment Agreements, their employment may be terminated at any time for cause. Under the terms of the Other Employment Agreements, if their employment terminates other than for cause, disability or death, they are entitled to continued payment of their then base salary for one year in one lump sum commencing on the date of severance with reimbursement of reimbursable accrued expenses and any employee accrued amounts.

         2.  AMENDMENT  OF  THE  COMPANY'S  ARTICLES  OF  INCORPORATION
                    TO  INCREASE  AUTHORIZED  CAPITAL  STOCK

     On June 1, 2010, the Company's Board of Directors unanimously approved a resolution to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 90,000,000 shares to 250,000,000 shares, subject to stockholder approval. As of the Record Date, the Company had 34,075,209 shares of Common Stock issued and outstanding.

     The purpose of the amendment is to provide the Company with additional shares of Common Stock which may be made available for existing and future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. The Company presently has an obligation under existing convertible Series A Preferred Stock to provide for the authorization and potential issuance of additional shares of common stock.
The Company also has outstanding warrants and options, and an obligation to issue certain shares for services. If all Series A Preferred shares are converted, all currently issuable shares are issued, and all options are exercised, the Company would be obligated to issue a total of 57,428,268 additional shares, for a total of 91,503,477 shares outstanding. However, a total of 5,700,000 warrants have not yet vested, and our board of directors has agreed not to exercise any options if it would cause us to be in violation of any agreement, of our Articles of Incorporation, or of applicable law. Nevertheless, in order to ensure that we will be able to continue to remain in compliance with agreements and with applicable law, we believe it to be in the best interest of the Company to provide for additional capital. In addition, it may be in the Company's best interest to offer additional securities in the future as part of our efforts to raise sufficient capital to effect our business plan.

     If the amendment is approved, the Company also will have greater flexibility in the future to issue shares in excess of those currently authorized, without the expense and delay of a special stockholders meeting. The Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock other than (1) options to board members, who have agreed to not request issuance of their shares to the extent it would cause them to exceed the authorized limit and (2) as provided in connection with the potential conversions of issued and outstanding convertible Series A Preferred Stock. If the Board of Directors deems it in the best interests of the Company and the stockholders to issue additional shares of Common Stock, the Board of Directors will have the authority to determine the terms of the issuance and generally would not seek approval by the stockholders unless such approval is required by applicable law or by any applicable stock exchange rules. An issuance of additional shares of Common Stock could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. The Company has no knowledge that any person intends to effect such a transaction.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the ratification of certificate amendment to increase authorized capital stock.

                 3.  ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     M&K, CPAs, PLLC ("M&K ") have been the independent registered public accountants for the company since they were engaged in October 2009. M&K replaced our prior client auditor relationship with Malone & Bailey, PC ("M&B").

     Fees Billed by Principal Accountants - The following table presents fees for professional services rendered by M&K and MHM M&K for the years ended July 31, 2009 and 2008:

                      2009      2009        2009      2008
                    -------  --------  ----------  --------
                                       Full Year
                    M&K      M&B       Total       M&B
                    -------  --------  ----------  --------
Audit fees          $10,000  $127,989  $  137,989  $196,263
Tax fees                -0-       -0-         -0-       -0-
Audit related fees      -0-       -0-         -0-       -0-
                    -------  --------  ----------  --------
TOTAL               $10,000  $127,989  $  137,989  $196,263
                    =======  ========  ==========  ========

PRE-APPROVAL  OF  SERVICES  OF  PRINCIPAL  ACCOUNTANTS

The Board as a whole acts as the Company's audit committee. Consequently the Board has the sole authority and responsibility to select, evaluate, determine the compensation of, and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor's independence, the board pre-approves all audits and permitted non-audit services to be performed by the independent auditor, except for de minimis amounts.

RATIFICATION  OF  SELECTION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     The persons named in the enclosed proxy will vote to ratify the selection of M&K as independent public accountants for the year ending December 31, 2010, unless otherwise directed by the shareholders. Shareholder ratification of M&K as the Company's independent public accountants is not required by the Company's bylaw or otherwise. However, the Company is submitting selection of M&K to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of M&K as the Company's independent public accountants, the board will reconsider the selection of such independent public accountants. If the selection is ratified, the board may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

VOTE  REQUIRED

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is necessary for the ratification of M&K as independent public accountants for the fiscal year ended December 31, 2010.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the ratification of M&K as independent public accountants for the fiscal year ended December 31, 2010.

                           PROPOSALS OF SHAREHOLDERS

     Shareholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the 2011 Annual Meeting of Shareholders, must submit those proposals so that we receive them no later than 120 days before the proxy availability date of our Proxy Statement in connection with that meeting. If we meet this year's proxy availability date of June 10, 2010, we must receive such proposals for next year's Annual Meeting no later than March 12, 2011.

     Shareholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the 2011 Annual Meeting of Shareholders, must submit notice of those matters so that we receive them no later than 45 days before the proxy availability date of our Proxy Statement in connection that meeting. If we meet this year's expected availability date of June 10, 2010, we must receive notice of such matters for next year's Annual Meeting no later than May 26, 2011. Notice received after May 26, 2011 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

                                    GENERAL

     We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, and any additional information furnished to shareholders. Arrangements will be made to furnish solicitation materials to brokerage houses, custodians, nominees and other fiduciaries, holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We will reimburse these third-parties for reasonable out-of-pocket expenses. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic transmission or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

     Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through our website at www.beysinc.com as soon as reasonably practicable after they are
             ---------------
filed  with  or  furnished  to  the  SEC.

     Upon written request, we will provide without charge (except for exhibits) to any shareholder of record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2009, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits. Written requests should be addressed to:
Secretary, Best Energy Services, Inc., 5433 Westheimer Road, Suite 825, Houston, Texas 77056.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to shareholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement, including the Notice of Internet Availability of Proxy Materials, may have been sent to multiple shareholders in your household. We promptly will deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Secretary, Best Energy Services, Inc., 5433 Westheimer Road, Suite 825, Houston, Texas 77056,
telephone: (713) 933-2600. If in the future you want to receive separate copies of our corporate communications to shareholders, such as the Notice of Internet Availability of Proxy Materials, proxy statements and annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact us at the above address and phone number.

     The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of Best Energy.

                                        By Order of the Board of Directors,




                                        MARK G. HARRINGTON
                                        Chairman and Chief Executive Officer

Dated: July 21, 2010

                        ___________
                     __/           \__
                   _/   _   _  _ ___  \_
                  /    |_) |_ |_  |     \
                 /     |_) |_  _| |      \  ENERGY SERVICES, INC.